UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 5, 2015
Date of Report (date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02 - Results of Operations and Financial Condition
On May 5, 2015, Workiva Inc. ("Workiva") issued a press release announcing its results for the quarter ended March 31, 2015. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release entitled "Workiva Announces First Quarter 2015 Financial Results" dated May 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of May, 2015.

WORKIVA INC.

By:	/s/ J. Stuart Miller
Name:	J. Stuart Miller
Title:	Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release entitled "Workiva Announces First Quarter 2015 Financial Results" dated May 5, 2015.